Exhibit 99.18
                Computational Materials and/or ABS Term Sheets



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Deal Name                                       CWABS 2005-9
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**Please fill in over this generic data
                                           ARM                 FRM              Total/Avg.
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
Percentage Bal.                             -                   -                   -
                                  --------------------------------------------------------------
Deal Balance                                -                   -              680,568,475
                                  --------------------------------------------------------------
WAM                                         -                   -                  358
                                  --------------------------------------------------------------
WALA                                        -                   -                   0
                                  --------------------------------------------------------------
WAC                                         -                   -                0.0000%
                                  --------------------------------------------------------------
CLTV (incl silent 2nds)                     -                   -                 80.06%
                                  --------------------------------------------------------------
Loan Balance                                -                   -                151,676
                                  --------------------------------------------------------------
Non-Full Doc %                              -                   -                 33.59%
                                  --------------------------------------------------------------
DTI                                         -                   -
                                  --------------------------------------------------------------
IO %                                        -                   -                 22.28%
                                  --------------------------------------------------------------
Second Lien %                               -                   -                 0.00%
                                  --------------------------------------------------------------
Silent Seconds %                            -                   -                 32.80%
                                  --------------------------------------------------------------
FICO                              ***the weighted average of these (by 25% each) should equal the weighted average FICO of the deal
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1st Quartile                                -                   -                 526.15
                                  --------------------------------------------------------------
2nd Quartile                                -                   -                 577.02
                                  --------------------------------------------------------------
3rd Quartile                                -                   -                 610.86
                                  --------------------------------------------------------------
4th Quartile                                -                   -                 650.50
                                  --------------------------------------------------------------
Property Type
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Single Family %                             -                   -                 73.74%
                                  --------------------------------------------------------------
PUD %                                       -                   -                 17.17%
                                  --------------------------------------------------------------
2-4 Unit %                                  -                   -                 3.28%
                                  --------------------------------------------------------------
MH %                                        -                   -                 0.00%
                                  --------------------------------------------------------------
Occupancy Type
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Owner Occupied                              -                   -                 97.94%
                                  --------------------------------------------------------------
2nd Home                                    -                   -                 0.41%
                                  --------------------------------------------------------------
Investor Prop.                              -                   -                 1.65%
                                  --------------------------------------------------------------
Loan Purpose
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Purchase                                    -                   -                 46.32%
                                  --------------------------------------------------------------
Cash-Out                                    -                   -                 49.10%
                                  --------------------------------------------------------------
Rate-Reduction                              -                   -                 4.58%
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